EXHIBIT 24(B)(14)(A)

                                POWER OF ATTORNEY

     I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143076

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE        DATE
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/s/ James D. Gallagher                  Director   May 16, 2007
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James D. Gallagher

                                POWER OF ATTORNEY

     I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143076

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE        DATE
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/s/ Thomas Borshoff                     Director   May 16, 2007
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Thomas Borshoff

                                POWER OF ATTORNEY

     I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143076

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE        DATE
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/s/ Marc Costantini                     Director   May 16, 2007
-------------------------------------
Marc Costantini

                                POWER OF ATTORNEY

     I, Steven A. Finch, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143076

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE        DATE
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/s/ Steven A. Finch                     Director   May 16, 2007
-------------------------------------
Steven A. Finch

                                POWER OF ATTORNEY

     I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143076

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE        DATE
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/s/ Ruth Ann Fleming                    Director   May 16, 2007
-------------------------------------
Ruth Ann Fleming

                                POWER OF ATTORNEY

     I, William P. Hicks III, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143076

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE        DATE
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/s/ William P. Hicks III                Director   May 16, 2007
-------------------------------------
William P. Hicks III

                                POWER OF ATTORNEY

     I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143076

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE        DATE
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/s/ Katherine MacMillan                 Director   May 16, 2007
-------------------------------------
Katherine MacMillan

                                POWER OF ATTORNEY

     I, Neil M. Merkl, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143076

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE        DATE
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/s/ Neil M. Merkl                       Director   May 16, 2007
-------------------------------------
Neil M. Merkl

                                POWER OF ATTORNEY

     I, Lynne Patterson, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143076

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE        DATE
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/s/ Lynne Patterson                     Director   May 16, 2007
-------------------------------------
Lynne Patterson

                                POWER OF ATTORNEY

     I, Bradford J. Race, Jr., in my capacity as a Director of John Hancock
Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143076

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE        DATE
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/s/ Bradford J. Race, Jr.               Director   May 16, 2007
-------------------------------------
Bradford J. Race, Jr.

                                POWER OF ATTORNEY

     I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold
R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143076

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE        DATE
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/s/ Diana Scott                         Director   May 16, 2007
-------------------------------------
Diana Scott

                                POWER OF ATTORNEY

     I, Bruce R. Speca, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143076

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE        DATE
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/s/ Bruce R. Speca                      Director   May 16, 2007
-------------------------------------
Bruce R. Speca

                                POWER OF ATTORNEY

     I, Robert L. Ullmann, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-143076

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective May 16, 2007 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE        DATE
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/s/ Robert L. Ullmann                   Director   May 16, 2007
-------------------------------------
Robert L. Ullmann